Debt (Details) - Schedule of future maturities of the debt obligations $ in Thousands	Dec. 31, 2021 USD ($)
Schedule of future maturities of the debt obligations [Abstract]
2022	$ 2,275
2023	1,469
2024	1,469
2025	1,469
Thereafter	1,230
Total	$ 7,912